Exhibit 99.5

Private and Confidential Strictly Private and Confidential August 24, 2021 INVESTOR PRESENTATION WINTER 2025

Private and Confidential Disclaimer This presentation (together with oral statements made in connection herewith, this “Presentation”) is provided for informatio nal purposes only and has been prepared to assist interested parties in making their own evaluation with respect to an investment in Integrated Rail & Resources Inc. (f/k/a Uinta Infrastructure Group Corp.) (the “C omp any”) and for no other purpose. No representations or warranties, express or implied are given in, or in respect of, the accuracy or completeness of this Presentation or any other information (whether written or or al) that has been or will be provided to you. You are also being advised that the United States securities laws restrict persons with material non - public information about a company obtained directly or indirectly from that company from purchasing or selling securities of such company, or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to pur chase or sell such securities on the basis of such information. To the fullest extent permitted by law, in no circumstances will the Company or any of its subsidiaries, equity holders, affiliates, representatives, partner s, directors, officers, employees, advisers or agents be responsible or liable for any direct, indirect or consequential loss or loss of profit arising from the use of this Presentation, its contents, its omissions, reliance on t he information contained within it, or on opinions and or other information communicated in relation thereto or otherwise arising in connection therewith. In addition, this Presentation does not purport to be all inclusive or to contain all of the information that may be required to make a full analysis of the Company. Viewers of this Presentation should each make their own evaluation of the Company, and of the relevance and adequacy of the i nfo rmation and should make such other investigations as they deem necessary. Nothing herein should be construed as legal, financial, tax or other advice. You should consult your own advisers concerning any legal, financial, tax or other considerations concerning the opportunity described herein. The general explanations included in this Presentation cannot address, and are not intended to address, your specific investm ent objectives, financial situations or financial needs. The Company is required to file certain documents with the Securities and Exchange Commission (“SEC”). Equity holders and oth er interested persons are urged to read the relevant documents filed with the SEC when they become available because they will contain important information the Company. Equity holders will be able to obtain a fr ee copy of filings containing information about the Company, without charge, at the SEC’s website located at www.sec.gov. The Company and its directors and executive officers and other persons may be deemed to be pa rti cipants in the solicitations of proxies from the Company’s equity holders NO OFFER OR SOLICITATION This Presentation shall not constitute a “solicitation” as defined in Section 14 of the Securities Exchange Act of 1934, as a men ded (the “Exchange Act”). This Presentation does not constitute an offer, or a solicitation of an offer, to buy or sell any securities, investment or o the r specific product, or a solicitation of any vote or approval, nor shall there be any sale of securities, investment or other specific product in any jurisdiction in which such offer, solicitation or sale would be unlaw ful prior to registration or qualification under the securities laws of any such jurisdiction. Any offering of securities (the “Securities”) will not be registered under the Securities Act of 1933, as amended (the “Securitie s A ct”), and will be offered as a private placement to a limited number of institutional “accredited investors” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act and “Institutional Accounts” as defined in FIN RA Rule 4512(c). Accordingly, the Securities must continue to be held unless a subsequent disposition is exempt from the registration requirements of the Securities Act. Investors should consult with their counsel a s t o the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. The transfer of the Securities may also be subject to conditions set forth in an agreement under which they a re to be issued. Investors should be aware that they might be required to bear the final risk of their investment for an indefinite period of time. The Company is not making an offer of the Securities in any state where th e o ffer is not permitted. NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE SECURITIES OR DETERMINED IF THIS PRESE NTA TION IS TRUTHFUL OR COMPLETE. 2

Private and Confidential Disclaimer (cont’d) INDUSTRY AND MARKET DATA Although all information and opinions and or other information expressed in this Presentation, including market data, statist ica l information, estimates and forecasts, were obtained from sources believed to be reliable and are included in good faith, the Company has not independently verified the information and makes no representation or war ran ty, express or implied, as to its accuracy or completeness. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. Some data is also based on the good faith estimates of the Company, which are derived from reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subje ct to change at any time and is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with the Company. FORWARD - LOOKING STATEMENTS This Presentation includes “forward - looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995, each as amended. Forward - looking statements may be identified by the use of words such as “estima te,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. The se forward - looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statem ent s are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the Company’s management and are not predictions of actual performance. These forward - looking sta tements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or pr oba bility. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These forward - looking statements a re subject to a number of risks and uncertainties, including commodity price volatility; low prices for oil and natural gas; inflation; increased operating costs; lack of availability of drilling and pr odu ction equipment and personnel; environmental risks; weather risks; security risks; drilling and operating risks; regulatory changes; uncertainty in estimating oil and gas reserves and in projecting future rates of product ion ; changes in domestic and foreign business, market, financial, political and legal conditions; the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that cou ld adversely affect the Company; risks relating to the uncertainty of the projected financial information; risks related to the Company’s business and the timing of expected business milestones; supply shortages in the mat erials necessary for the production of the Company’s products; risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorab le terms; the termination or reduction of government clean energy and electric vehicle incentives; delays in the construction and operation of production facilities; the ability of the Company to issue equity or equ ity - linked securities in the future; and those factors discussed below in slide four and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove inco rre ct, actual results could differ materially from the results implied by these forward - looking statements. There may be additional risks that the Company does not presently know or that the Company currently believes are immaterial tha t could also cause actual results to differ from those contained in the forward - looking statements. In addition, forward - looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this Presentation. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward - lo oking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward - looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward - looking statements. 3

Private and Confidential Disclaimer (cont’d) USE OF PROJECTIONS This Presentation contains projected financial, production and operating information with respect to the Company, as applicab le. Such projected information constitutes forward - looking information, is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates und erlying such projected information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to d iff er materially from those contained in the projected information. See “Forward - Looking Statements” section above as well as the risk factors described above. Actual results may differ materially from the results con templated by the projected information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in suc h information will be achieved. The Company’s auditors have not audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, an d accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation. INFORMATION; NON - GAAP FINANCIAL MEASURES The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S - X promulgate d under the Securities Act. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus to be filed by the Company with the SE C. Some of the financial information and data contained in this Presentation, such as EBITDA, EBITDA Margin, Free Cash Flow, and PV - 10 have not been prepared in accordance with United States generally accepted acco unting principles (“GAAP”). The Company believes that these non - GAAP financial measures provide useful information to management and investors regarding certain financial and business trends relating to t he Company’s financial condition and results of operations. The Company believes that the use of these non - GAAP financial measures provides an additional tool for investors to use in evaluating projected operating resu lts and trends and in comparing the Company’s financial measures with other similar companies, many of which present similar non - GAAP financial measures to investors. Management does not consider these non - GAAP m easures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non - GAAP financial measures is that they exclude significant expenses an d income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which exp ens es and income are excluded or included in determining these non - GAAP financial measures. TRADEMARKS AND TRADE NAMES The Company owns or has rights to various trademarks, service marks and trade names that it uses in connection with the opera tio n of its business. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, s erv ice marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with the Company, or an endorsement or sponsorship of the Company. Solely for convenience, the trademarks, ser vic e marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that the Company will not assert, to the fullest ex ten t under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. 4

Private and Confidential Table of Contents I. Transaction Summary II. Tar Sands Holdings II Acquisition III. Uinta Basin Overview IV. Appendix 5

Private and Confidential I. Transaction Summary 6

Private and Confidential Experienced Management Team and Board with significant experience in the Uinta Basin Transaction Summary 7 Investment Highlights Long - term offtake and tolling arrangement with Shell including meaningful upside through refining margin participation Built - in growth plan expected to more than triple EBITDA in a short period of time The Company will be able to leverage significant existing permits required for the restart and repurposing of the Plant Rising oil production in the Uinta Basin with supportive macro and political environment Low leverage and strong pro forma balance sheet Commenced 3rd Party Engineering Report to confirm $64.0 million cost to repurpose the Plant Source: Company. 1 2 3 5 7 6 4

Private and Confidential Transaction Summary Overview Integrated Rail and Resources Acquisition Corp. (“IRRX“) has purchased Tar Sands Holdings II, LLC (“TSHII”), which owns Crown As phalt Ridge Oil Sands processing plant (the “Refinery” or the “Plant”) and associated Tar Sands Resources (“Tar Sands”). The combined company, Uint a I nfrastructure Group Corp., then changed its name to Integrated Rail & Resources Inc. 100 % of TSHII acquired by IRRX for: $12 million debenture and $8 million of common stock (with seller receiving cash for debenture at follow - on equity offering) Additional capex includes: $64 million to refurbish and repurpose the Plant and $90 million to increase Plant capacity from 16,500 barrels per day (“ bbl ”) to 50,000 bbl Pro Forma Company name: Integrated Rail & Resources Inc. (the “Company”) 8 ● TSHII located near Vernal, Utah, is as an asphalt separation and refining operation consisting of process equipment, feedstock and product storage tanks, support utilities, and facilities ‒ Construction of the Plant was completed in 2000 and became operational for a short period of time ‒ From May 1 – September 30 of that year, the Plant was used as a distribution terminal, and emulsion and Polymer Modified Asphalt (PMA) manufacturing plant during the asphalt season and summer months ‒ A major commissioning of diesel fuel was successfully attempted in 2012 ● The Plant consists of: ‒ Process equipment (atmospheric and vacuum columns, sour water stripper, heaters, heat exchangers, pumps, piping, valves, etc.) ‒ Feedstock and product storage tanks, material handling equipment (feeders, blenders, centrifuges, hoppers and conveyors) ‒ Support utilities (water, power, sewer, steam system, water softening, etc.) ‒ Facilities (office/laboratory and warehouse), controls, instrumentation and site improvements ● The Plant will be refurbished and repurposed to enable it to refine Uinta Basin waxy crude oil into high value petroleum products such as gasoline and diesel fuel ‒ Initially the Plant will have 16,500 bbl /d of refining capacity with further plans to expand to 33,250 bbl /d in 2028 and 50,000 bbl /d in 2029 ‒ The Company has entered into a long - term offtake and tolling arrangement with Shell o Capital Cost Payment (the "Capital Cost") of $11.1 million annually ($925,000 per month on average) (1) o Fixed Operating Costs of app. $8.6 million annually o Product Fee of $2.29 / bbl o 50% Gross Refining Margin Fee Source: Company. (1) Represents payments over the first 12 months. Assumes principal amortization over 101 months with 12% annual interest.

Private and Confidential Transaction Summary Key Terms Source: Company. (1) Transaction proceeds exclude additional $90 million of capex to be spent to expand the Plant to 50,000 bbl /d. 9 Summary Transaction Terms ($ in millions) Highlights Transaction Overview Pro Forma Valuation As part of this transaction: ● IRRX acquired 100% of TSHII through a business combination ● The Pro Forma Company is named Integrated Rail & Resources Inc. ● Transaction implies fully diluted pro forma enterprise value of $165mm Plant Valuation ● 100% of TSHII was sold to IRRX for a $12.0mm debenture and $8mm of common stock (with seller receiving cash for debenture at follow - on equity offering) ‒ Represents a pre - money equity valuation equal to $20.0mm (before approximately $64.0mm of refurbishment, repurposing and growth capital to get Plant capacity to 16,500 bbl /d) (1) Sources Debt Raise $60.0 PIK Preferred $6.0 Seller Rollover Equity (Common) $8.0 Follow-On $52.5 Total Sources $126.5 (2) At closing SPAC debtholders will receive $8.4 million of convertible redeemable preferred stock (3) At closing seller will receive a $12.0 million debenture Count Price Value % PIK Preferred 0.6 $10.00 $6.0 4.8% Seller Rollover Equity (Common) 0.8 10.00 8.0 6.5% Founder Shares Outstanding (4)(5)(6) 5.8 10.00 57.5 46.4% Follow-On 5.3 10.00 52.5 42.3% Pro Forma Common Equity Value 12.4 $10.00 $124.0 100.0% (+) Debt 60.0 (–) Cash (19.1) Pro Forma Enterprise Value $164.9 Pro Forma Ownership (4) Pro Forma calculation includes 5.75 million founder shares, of which 1.65 million shares are held by IPO investors and wi ll vest immediately (5) When the plant runs 16,350 bbl /d for 3 consecutive months, 1.025 million founder shares will vest (6) When the plant runs 50,000 bbl /d for 3 consecutive months, another 3.075 million founder shares will vest

Private and Confidential 10 Brian Feldott D irector & Audit Committee Chair, Post - Closing Chief Executive Officer Mark A. Michel C hairman & Chief Executive Officer Timothy J. Fisher V ice Chairman, President & Chief Financial Officer Integrated Rail & Resources Inc. Management Team Transaction Summary Integrated Rail & Resources Acquisition Corp. Management Team

Private and Confidential II. Tar Sands Holdings II Acquisition 11

Private and Confidential 4,125 16,500 33,250 50,000 50,000 2025E 2026E 2027E 2028E 2029E 2030E Daily Barrels • Approximately $64.0 million of additional capital will be spent to restart and repurpose the plant for processing of Uinta Basin crude oil — With the implementation of capital expenditures, the plant will be expanded to a consistent capacity of 16,500 bbl /d — Throughout 2028, approximately $90.0 million will be spent to increase plant capacity to 50,000 bbl /d • The Company has entered into a long - term offtake and tolling arrangement with Shell Trading U.S. Company, whose parent is an A+ / Aa2 credit - rated counterparty (1) • Shell will be the sole supplier of crude feedstock to the Facility, and the sole purchaser of refined products for the initial Nameplate Capacity, and for any expansion capacity for which Shell contracts • The Company is responsible for maintaining operational storage, line fill, tank heels, etc. necessary to operate the Facility Tar Sands Holdings II Acquisition 12 Repurposing Plan for the Plant Overview Shell is expected to market the following refined products that are processed through the facility Transaction proceeds for Plant repurposing / refurbishment directly linked to near - term production increase Source: Company. (1) A+ S&P credit rating as of 2/18/2021. Aa2 Moody’s credit rating as of 8/29/2024. Shell Marketing and Trading Near - term Products LPG Naphtha Gas Oil ULSD Other Potential Products Gasoline Diesel Jet Fuel

Private and Confidential Tar Sands Holdings II Acquisition 13 Characteristics & A dvantages of Uinta Crude Source: HDR Engineering. (1) Does not consider offload capability. Uinta Crude Oil Advantages Uinta Crude Oil Characteristics Yellow Wax Black Wax 40 – 45 Degrees 28 – 38 Degrees API Gravity 105 – 120 F 95 – 105 F Pour Point 0.01% 0.01% Sulfur <0.1 <0.1 Tan Very Low Very Low Metals Very Low Very Low Nitrogen Very Low & Mid Very Low & Mid Carbon Residue Uinta Black and Yellow Wax are characterized by their ideal API gravity, purity and high pour point Black Wax from the Uinta’s Green River formation and Yellow Wax from the Uinta’s deeper Wasatch formation Uinta Crude is highly prized as refinery feedstock and blending agent due to its unique combination of API gravity and purity • Uinta Crude is a light - sweet oil with nearly zero sulfur • Uinta Crude’s low TAN (total acid number), very low metal contaminants levels, very low nitrogen and carbon residue make it extremely versatile as refinery and blending feedstocks • Lack of contaminants and wide range of generally light API gravity values offer wide range of blending options • For every 1 bbl of Uinta Crude refiners yield 1.2 bbls of product; effectively increasing refinery returns by 20% • Extremely low sulfur content (0.01%) - the IMO (International Marine Organization) 2020 marine shipping fuel standard will reduce the allowed sulfur percentage from 3.5% to 0.5%. • At least 64 refineries in continental US that have capability to run Uinta Crude (1)

Private and Confidential Tar Sands Holdings II Acquisition 14 Vernal Refinery Project Summary Source: Company. Becht Eng. / the Company BHI (EPC) BHI (EPC) BHI (EPC) □ Detailed Engineering □ P&ID Drawings □ Piping Design □ Civil Design □ Material Take - off □ GA Drawings □ Process Hazard Analysis □ HAZOP Review □ Preliminary SOP’s □ Quality Assurance Plan □ Bid Package Preparation □ Vendor Selection □ Risk Mitigation Plan □ Project Execution Plan □ Project Schedule □ Class 3 Cost Estimate +/ - 10% x Market Study x Asset Identification x Regulations Assessment x Industry Feedback x Project Premise x Asset Integrity x Permit Verification x Feasibility Study x Quarter Based Schedule. x Class 5 Cost Estimate 50%/+100 x Block Flow Diagrams x Basis for Design x Emissions Evaluation x Timeline to Operations □ Process Design Package □ Material Specifications □ Material Balance □ Process Descriptions □ Process Flow Diagrams □ Utility Balance □ Control Descriptions □ Prelim Instrument List □ Process Equipment list □ Tie - in List □ Equipment Datasheets □ Hydraulic Design Report □ Major Equipment Sizing □ Mechanical Eng. Package □ Preliminary PHA / HazOp □ Class 4 Schedule □ Class 4 Cost Estimate +/ - 30% F - 2 Execute EPC Agreement (BHI) December 2025 $350K $1MM $2MM $62MM □ Site Safety Plan □ Final Engineering □ Procurement □ Construction Execution Plan □ Work Breakdown Structure □ Lifting and Rigging Plans □ Structural Fabrication □ Installation Manuals □ Electrical Drawings □ QC / Inspection Procedures □ Final Heat & Material Balance □ Isometric Drawings □ Stress Analysis □ Operating Manuals □ Delivery Schedule □ FAT / SAT Acceptance Test □ Commissioning □ Initial Start - up Jan. 2025 Dec. 2025 Mar. 2025 Jun. 2027 FEL - 1 Conceptual FEL - 2 Preliminary Design FEL - 3 FEED Execution Cost: Completed:

Private and Confidential Tar Sands Holdings II Acquisition 15 Vernal Refinery Project Timeline Source: Company. Feasibility Study Asset Integrity Report Begin FEL - 2 Execute EPC with Bonding Complete FEL - 2 Award Owners Eng. Begin Field Prep Work Select DCS Complete Demo Complete API 510 Scope Complete Civil Achieve Mechanical Completion Build Crude Inventory Commissioning Begin Operations Order Major Equipment UDAQ Permit Approval Draft Air Permit Modifications Install Major Equip. Decon Equipment Select QA Firm Q3 2025 Q2 2026 Q1 2026 Q4 2025 Q3 2026 Q4 2026 Q1 2027 Q2 2027

Private and Confidential III. Uinta Basin Overview 16

Private and Confidential Uinta Basin Overview 17 Refineries Refinery Positions Overview Source: Kem C. Gardner Policy Institute, Utah Geological Survey, East Daley Analytics, U.S. Energy Information Administration. • The Utah crude oil processing and refining market lags behind the production potential that resides in the Uinta Basin — Crude oil production in the Uinta Basin has had double digit annual production growth since 2021, essentially doubling output since 2019 — During this same time period, Utah Wax processing and refining capacity has remained stagnant at 83,000 bbl /d • Local refiners lack the capacity to process significant amounts of the waxy crude oil that is native to the Uinta Basin — As a result, producers in the region utilize Gulf Coast and California refineries to offset this production / capacity discrepancy Utah Crude Oil Refining Capacity With crude oil production in the Uinta Basin expected to increase to meet growing national demand, opportunities for new Utah processing facilities and refineries will be met with open arms • There are only 5 refineries currently located in the Salt Lake City area with a total Uinta Wax crude processing capacity of 83,000 bbl /d • 18 refineries are within a 1,000 mile radius of the Uinta Basin, 15 of which are capable of processing Uinta’s waxy crude – but at a small scale • Half of the close proximity refineries are in California, a region especially hostile to the receipt of crude oil • Producers are actively looking for more efficient ways to process their crude without geographical and / or political constraints Demand is there for new Uinta Wax processing facilities in the Uinta Basin, which will provide producers increased operational efficiencies and transport - cost reductions Total Capacity Waxy Crude Capacity Owner Refinery '000 barrels per day '000 barrels per day Silver Eagle Woods Cross 15 10 Big West Oil North Salt Lake 32 13 HollyFrontier Woods Cross 40 18 Chevron North Salt Lake 56 16 Marathon North Salt Lake 64 26 Total 207 83

Private and Confidential Uinta Basin Overview 18 Activity and Production Forecast Core Uinta Activity Overview Uinta Basin Oil Production (‘000 bbl /d) Source: ADI Analytics. XCL Crescent Uinta Wax XCL XCL Uinta Wax Finley XCL UT • Due to strong well results and a supportive price environment, Uinta Basin operators have steadily increased their drilling cadence to as high as seven horizontal drilling rigs in recent months ― XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs ― Uinta Wax (partnership between CH4, a NGP sponsor - backed company and Finley Resources) has remained active with two drilling rigs ― Crescent Energy Company (NYSE: CRGY, KKR sponsored and operates under Javelin Energy Partners) currently has one drilling rig ― Other independents account for the remaining two rigs currently operating in the core of the basin ― Ovintiv (recently bought by FourPoint Resources, LLC) stood up two rigs in 2023 • Low breakeven costs insulate cash flows from volatile commodity price cycles 86.4 86.1 71.9 85.3 109.0 154.5 193.0 2018 2019 2020 2021 2022 2023 2024

Private and Confidential Uinta Basin Overview 19 Extensive D emand from Gulf Coast Refiners Source: HDR Engineering. (1) Does not consider offload capability. Selected Gulf Coast Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability Motiva Port Arthur, TX 630,000 82,000 82,000 1,475 Yes Yes ExxonMobil BatonRouge, LA 523,200 27,000 27,000 1,581 Yes Yes ExxonMobil Beaumont, TX 359,200 65,500 1,435 Yes Yes Deer Park (Shell/PEMEX) Deer Park, TX 340,000 24,500 60,000 60,000 1,338 Yes Yes Shell Norco, LA 250,000 44,000 1,640 Yes Yes Valero Port Arthur, TX 415,000 123,000 123,000 1,475 Yes Yes Valero St. Charles, LA 220,000 28,000 70,000 98,000 1,640 Yes Yes Total Selected Gulf Coast Refineries 2,737,400 24,500 55,000 335,000 499,500 Selected West Coast Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability BP Cherry Point Blaine, WA 236,000 65,000 1,115 Yes Yes Total Selected West Coast Refineries 236,000 65,000 Salt Lake City Refineries Capable of Offloading and Processing Uinta Crude Atmospheric Catalytic Fuels Distillate Gas Oil Total Distance from Rail Steam Refiner Location Distillation Reforming Solvent Hydrocracking Hydrocracking Hydrocracking Uinta (miles) Offload Capability Big West Oil North Salt Lake, UT 32,000 8,500 124 No No Chevron Salt Lake City, UT 56,000 8,500 119 No No Tesoro Salt Lake City, UT 63,000 11,400 119 No No Holly Frontier Woods Cross, UT 26,400 8,400 6,000 9,000 9,000 126 No No Total SLC Refineries 177,400 36,800 6,000 9,000 9,000 There are at least 64 refining locations identified that are capable of processing Uinta Crude Oil (1) • The below refineries have rail and steam capabilities as well as the equipment necessary to process and offload unblended Uin ta Crude • The atmospheric distillation of the seven Gulf Coast refineries highlighted below exceeds the total atmospheric distillation of the SLC refineries by ~12x ― In addition to the below refineries, there are numerous blending facilities that are capable of receiving and blending Uinta Cru de to desirable specifications Despite extensive demand and refining capabilities, transportation capacity from the Uinta Basin to the Gulf Coast is current ly limited

Private and Confidential Uinta Basin Overview 20 Select Upstream Operators Select Operator Positions Overview Source: Enverus and company websites. (1) Ovintiv recently divested mature waterflood assets. UT • FourPoint Resources, LLC holds a large position and has remained active drilling wells over the last few years both internally and through development partnerships • Prominent sponsor backed portfolio companies have entered the play through acquisitions and development partnerships with legacy operators ― Crescent Energy (NYSE: CRGY, KKR sponsored, operates under Javelin Energy Partners) ― FourPoint Energy (Quantum Capital Group and Kane Anderson sponsored) ― Uinta Wax (NGP sponsored company is a partner) ― XCL (Partnership between SM Energy and Northern Oil and Gas, Inc.) has led the drilling activity with three active rigs • Other operators that have entered the play and are evaluating extending the core of the play include ― Berry Petroleum (NASDAQ: BRY) ― Foothills Exploration (private) ― Greylock Energy (private) ― Koda (Quantum Capital Group sponsored) ― Vaquero Energy (private) XCL (SM/NOG) Berry Petroleum Greylock Crescent Energy (KKR) Uinta Wax Foothills Exploration Koda (Quantum) FourPoint Resources Vaquero Energy XCL (SM/NOG)

Private and Confidential Uinta Basin Overview 21 Offtake Solutions with Significant Upside from Pending Development Projects Union Pacific and BNSF National Railway System Uinta Basin Railway Overview Winnipeg Vancouver Los Angeles Houston San Diego Memphis Seattle El Paso New Orleans Fort Worth Portland St. Louis Albuquerque Birmingham Spokane Amarillo Kansas City Denver St. Paul Helena Oklahoma City Salt Lake City Long Beach San Bernardino San Francisco Topeka Chicago Oakland Union Pacific UBRH BNSF Source: Company. (1) Assumes WTI price of $75/bbl. • The Uinta Basin Railway (“UBRH”) is a proposed railway and crude oil loading terminal that will connect the Uinta Basin to the North American railway network (e.g. Gulf Coast / West Coast refineries) • Uinta Crude production is currently limited by Salt Lake City refining capacity (~80 - 100 mbopd ) and Uinta Basin infrastructure capacity (~145 mbopd ) • Due to the captive nature of the Salt Lake City refining market, Uinta Crude is priced at a ~$6 discount per barrel to WTI (1) in Salt Lake City compared a ~$7 premium per barrel to WTI in the Gulf Coast • Uinta Crude is desirable as a refinery feedstock; however, it cannot be transported long distance via pipelines due to its waxy physical properties • UBRH will enable operators to increase their production and take full advantage of more competitive market pricing on the U.S. Gulf Coast and West Coast • Final Environmental Impact Statement and permits have been received • Drexel Hamilton Infrastructure Partners (“DHIP”) has reached agreement with the Ute Tribe for a carried interest of five percent; the Ute Tribe owns ~1/3 of the best oil acreage in the Uinta Basin; the railway crosses tribal lands • UBRH will connect into part of the Class - I rail network where Burlington North and Union Pacific have dual trackage rights • The Supreme Court heard oral arguments in December 2024 regarding the August 2023 D.C. Appeals Court decision to block construction of the Utah rail line ― The Seven County Infrastructure Coalition (SCIC) is optimistic about the Supreme Court's review ― The new Republican Administration is very supportive of the Uinta Basin Railway

Private and Confidential IV. Appendix 22

Private and Confidential Tar Sands Holdings II Acquisition 23 Property and Facility, Resources and Permitting Source: Company. (1) Administered by the Utah Department of Environmental Quality (DEQ) under its Division of Air Quality Program (DAQ) and the gr oun dwater discharge program under the Division of Water Quality (DWQ). • The Company has assessed the current and new permitting requirements for phased operation of the Plant, with Phase 1 expected to operate under existing permits / covered by Permit by Rule (“PBR”) — Phased output expansion of the refinery is expected to be issued under the existing minor source permit or PBR in accordance with Utah Air Quality jurisdiction (1) • Utah contains the largest known U.S. oil sand deposit, and Asphalt Ridge is one of Utah’s largest and most accessible oil sands deposit — Located in the Uinta Basin in eastern Utah near the town of Vernal • The combined land holding consists of 760 acres of which the Company has full rights to bituminous sands on 600 acres, and with surface rights on the remaining 160 acres • The Company’s extraction facility located on the property contains significant oil processing infrastructure — $62 million has been spent on the facility and existing equipment over the last 25 years, with the primary purpose being to enhance and expand oil sand separation technologies — Major areas of the facility have been successfully tested and commissioned with oil sands, demonstrating that oil extraction is commercially feasible • The Company’s plan is to utilize the majority of existing equipment associated with the refining process to produce commercial products for Shell — Existing tar sand handling facilities will be properly decommissioned, retrofitted or removed from the location to improve environmental conditions and make room for anticipated refining expansions • The Property also includes a transload truck facility and terminal, which will be expanded as required to allow for efficient terminaling and transportation crude feedstock and refined products — Shell will be responsible for delivery of feedstock and refined products • There are three well - defined priority “pit” areas of Asphalt Ridge where the surface mineable reserves are principally located (known as the “A”, “D”, and “South” Tracts) — The extraction facility is located on the A Tract, and the Company acquired the “A” and “D” Tracts in 2013, which provides them with the most concentrated oil sands reserves at Asphalt Ridge — The South A Tract currently has a surface mine that has supplied Uintah County with natural asphalt material used in construction and maintenance of the county roads Property and Facility Resources and Permitting It is not anticipated that oil sands will be developed in the near term – instead the Company will focus on processing feedstock under the Shell Offtake Agreement The UPDES storm water permit remains current and all environmental and other commercial occupancy permits will be updated for new ownership Significant Existing Infrastructure Resources in Place

Private and Confidential Risk Factors All references below to the “Company,” “we,” “us” or “our” refer to the business of the Company. The risks presented below a re certain of the general risks related to TSHII’s business, industry and operations are not exhaustive. The list below is qualified in its entirety by disclosures contained in future filings by the Company (or by thi rd parties) with respect to the Company with the SEC. These risks speak only as of the date of this Presentation, and we make no commitment to update such disclosure. The risks highlighted in future filings with the SEC may dif fer significantly from, and will be more exhaustive, than those presented below. Risks Related to the Company’s Business, Industry and Operations ● A substantial or extended decline in oil and natural gas prices may adversely affect our business, financial condition or res ult s of operations and our ability to meet our capital expenditure obligations, our debt repayment and service obligations, and our financial commitments. ● The assumptions underlying the Company’s financial and production projections may prove inaccurate and are subject to signifi can t risks and uncertainties that could cause actual results to differ materially from forecasted results. ● Transportation capacity for crude oil, natural gas and water and, in the case of produced and flowback water, disposal and/or re cycling capacity, must continue to grow in conjunction with the anticipated growth in drilling activity in and production from the Uinta basin for Uinta Basin forecasts to be realized. The Uinta basin is current ly approaching capacity limits in each of these areas. While Uinta basin operators are diligently pursuing all avenues to permit, finance and construct these capacity expansions, there can be no assurance that su ch expansions will be completed in a timely manner, if at all. ● The Facility is located in the Uinta Basin in Utah, making us vulnerable to risks associated with operating in a single geogr aph ic area. ● Competitive industry conditions, including competitors with significantly greater resources, may negatively affect our abilit y t o conduct operations. ● We will be required to fund significant amounts of capital expenditures to execute our business plan, including anticipated c api tal expenditures to restart the Facility and further increase refining capacity. ● Our ability to execute our business plan will be dependent upon the successful refurbishment / repurposing, commencement of o per ations and continuing operation of the Plant. ● There can be no assurance that the Facility will be restarted and/or repurposed on - time, on budget or at all. ● Any derivative transactions we enter into may limit our gains and expose us to other risks such as taxes and royalties. ● Legislation and regulations related to derivative contracts could have an adverse impact on our ability to hedge risks associ ate d with our business. ● Compliance with environmental and occupational safety and health laws and other government regulations could be costly and co uld negatively impact our operations. ● Inflation could adversely impact our ability to control costs, including our operating expenses and capital costs. Risks Related to the Company’s Business Combination ● The Company will incur higher costs post - business combination as a result of being a public company. Risks Relating to the Organizational Structure and Tax Risks after the Business Combination ● Our Amended and Restated Certificate of Incorporation includes an exclusive forum provision that identifies the Court of Chan cer y of the State of Delaware as the exclusive forum for certain litigation, including any derivative actions, which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us, ou r d irectors, officers or employees. 24

Private and Confidential Risk Factors (cont’d) ● Provisions in our Amended and Restated Certificate of Incorporation and Delaware law may inhibit a takeover of us, which coul d l imit the price investors might be willing to pay in the future for our common stock and could entrench management. ● We are an emerging growth company, and the reduced reporting requirements applicable to emerging growth companies may make o ur common stock less attractive to investors. ● Future sales of our common stock by our existing stockholders may cause our stock price to fall. ● A market for our securities may not develop, which would adversely affect the liquidity and price of our securities. ● Once listed, our securities may be delisted from trading on the NYSE or Nasdaq exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions. ● Our level of indebtedness could adversely affect our ability to meet our obligations under our indebtedness, react to changes in the economy or our industry and to raise additional capital to fund operations. ● We could issue additional preferred stock without stockholder approval with the effect of diluting then current stockholder i nte rests, impairing their voting rights and potentially discouraging a takeover that stockholders may consider favorable. ● Unanticipated changes in effective tax rates or adverse outcomes resulting from examination of our income or other tax return s c ould adversely affect our financial condition and results of operations. 25